                      Exhibit 99.1

UNIVERSAL HEALTH REALTY INCOME TRUST		Universal Corporate Center
367 S. Gulph Road
P.O. Box 61558
King of Prussia, PA 19406
(610) 265-0688

FOR IMMEDIATE RELEASE
CONTACT:	Charles Boyle	February 29, 2016
Chief Financial Officer
(610) 768-3300

UNIVERSAL HEALTH REALTY INCOME TRUST

REPORTS 2015 FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS

Consolidated Results of Operations - Three-Month Periods Ended December 31, 2015 and 2014:

KING OF PRUSSIA, PA - Universal Health Realty Income Trust (NYSE:UHT) announced today that for the three-month period ended December 31, 2015, reported net income was $4.4 million, or $.33 per diluted share, as compared to $16.2 million, or $1.24 per diluted share, during the fourth quarter of 2014. Included in our reported results during the fourth quarter of 2014 was a $13.0 million gain ($1.00 per diluted share) resulting from the sale of the real property of a behavioral health care facility on December 31, 2014, offset by $126,000 ($.01 per diluted share) of transaction costs incurred during the quarter.

As reflected on the attached Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”), after neutralizing the impact of the above-mentioned items recorded during the three-month period ended December 31, 2014, as well as adjusting for $39,000 of transaction costs incurred during the fourth quarter of 2015, our adjusted net income was $4.4 million, or $.33 per diluted share, during the fourth quarter of 2015, as compared to $3.3 million, of $.25 per diluted share, during the fourth quarter of 2014. Contributing to the $1.1 million increase in our adjusted net income during the fourth quarter of 2015 as compared to the fourth quarter of 2014 was a decrease in amortization expense on intangible assets, partially related to write-offs that occurred during the fourth quarter of 2014, as well as the income generated at properties acquired during 2015.

As calculated on the Supplemental Schedule, our adjusted funds from operations (“AFFO”), which excludes the impact of gains, depreciation and amortization incurred by us and our unconsolidated affiliates, and transaction costs, were $10.0 million, or $.75 per diluted share, during the fourth quarter of 2015, as compared to $9.6 million, or $.74 per diluted share during the fourth quarter of 2014.

Consolidated Results of Operations - Twelve-Month Periods Ended December 31, 2015 and 2014:

For the twelve-month period ended December 31, 2015, reported net income was $23.7 million, or $1.78 per diluted share, as compared to $51.6 million, or $3.99 per diluted share, during the comparable twelve-month period of 2014. Included in our net income during the twelve-month period ended December 31, 2015 was an $8.7 million gain ($.66 per diluted share) recorded in connection with a property exchange transaction, as discussed below. Included in our net income during the twelve month period ended December 31, 2014 was a $13.0 million gain ($1.01 per diluted share) on the sale of the behavioral health care facility, as well as an aggregate $25.4 million gain ($1.96 per diluted share) on fair value recognition resulting from the purchase of minority interests in eight majority-owned LLCs, as discussed below.

As reflected on the attached Supplemental Schedule, after adjusting the reported results for each of the twelve-month periods ended December 31, 2015 and 2014, for the impact of the gains and transaction costs recorded during each period, our adjusted net income was $15.2 million, or $1.14 per diluted share during the twelve months ended December 31, 2015, as compared to $13.5 million, or $1.05 per diluted share, during the twelve months ended December 31, 2014. Contributing to the $1.7 million, or $.09 per diluted share, increase in our adjusted net income during the twelve-month period ended December 31, 2015, was a decrease in amortization expense related to intangible assets as well as the income generated at properties acquired during 2015.

As calculated on the Supplemental Schedule, our AFFO were $38.6 million, or $2.90 per diluted share, during the twelve-month period ended December 31, 2015, as compared to $36.4 million, or $2.81 per diluted share, during the comparable twelve months of 2014.

Dividend Information:

The fourth quarter dividend of $.645 per share was paid on December 31, 2015.

Capital Resources Information:

At December 31, 2015, we had $142.2 million of borrowings outstanding pursuant to the terms of our $185 million revolving credit agreement and $39.3 million of available borrowing capacity, net of outstanding borrowings and letters of credit.

2015 Property Exchange Transaction:

In May, 2015, in exchange for the real property of Sheffield Medical Building (“Sheffield”), a 73,446 square foot medical office building (“MOB”) located in Atlanta, Georgia, we received, from an unrelated party, $2 million in cash and the real property of two MOBs located in Sandy Springs and Vinings, Georgia. In connection with the two MOBs acquired in this transaction, triple net, master lease agreements applicable to 100% of the combined 36,700 rentable square feet of these properties were executed with the counterparty. These master lease agreements have initial terms of 15 years and provide for 3% annual rent increases. Based upon the fair value of the assets exchanged, this transaction resulted in an $8.7 million gain which is included in our financial results for the twelve-month period ended December 31, 2015.

2014 Purchase of Minority Interests and Consolidation of LLCs:

On August 1, 2014, we purchased the minority ownership interests held by a third-party member in six LLCs in which we previously held noncontrolling, majority ownership interests ranging from 85% to 95%.  As a result of these transactions, we now own 100% of each of these LLCs and began accounting for each on a consolidated basis effective August 1, 2014.

These six LLCs were included in our consolidated financial statements for the quarter ended December 31, 2014, on a consolidated basis.  For the twelve-month period ended December 31, 2014, these six LLCs were included in our consolidated financial statements on an unconsolidated basis during the seven months ended July 31, 2014, and on a consolidated basis thereafter. During the first seven months of 2014, these LLCs had combined revenues of approximately $3.6 million, operating expenses of approximately $1.6 million, depreciation and amortization expense of $732,000, interest expense of $654,000 and net income of $551,000.

On a combined basis, including the purchase of third-party minority interests in two additional majority-owned LLCs (that occurred effective January 1, 2014), our financial results for the twelve-month period ended December 31, 2014 included an aggregate gain of $25.4 million on fair value recognition from the purchase of minority interests in majority-owned LLCs.

General Information, Forward-Looking Statements and Risk Factors and Non-GAAP Financial Measures:

Universal Health Realty Income Trust, a real estate investment trust, invests in healthcare and human service related facilities including acute care hospitals, rehabilitation hospitals, sub-acute care facilities, surgery centers, free-standing emergency departments, childcare centers and medical office buildings. We have investments in sixty-two properties located in eighteen states.

This press release contains forward-looking statements based on current management expectations. Numerous factors, including those disclosed herein, those related to healthcare and healthcare real estate industry trends and those detailed in our filings with the Securities and Exchange Commission (as set forth in Item 1A - Risk Factors and in Item 7-Forward-Looking Statements and Risk Factors in our Form 10-K for the year ended December 31, 2014 and in Item 2-Forward-Looking Statements and Certain Risk Factors in our Form 10-Q for the quarterly period ended September 30, 2015), may cause the results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine our future results are beyond our capability to control or predict. These statements are subject to risks and uncertainties and therefore actual results may differ materially. Readers should not place undue reliance on such forward-looking statements which reflect management’s view only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

We believe that adjusted net income and adjusted net income per diluted share (as reflected on the attached Supplemental Schedules), which are non-GAAP financial measures (“GAAP” is Generally Accepted Accounting Principles in the United States of America), are helpful to our investors as measures of our operating performance. In addition, we believe that, when applicable, comparing and discussing our financial results based on these measures, as calculated, is helpful to our investors since it neutralizes the effect in each year of material items that are nonrecurring or non-operational in nature including items such as, but not limited to, gains on divestitures of real property, gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs and transaction costs.

Funds from operations (“FFO”) is a widely recognized measure of performance for Real Estate Investment Trusts (“REITs”). We believe that FFO and FFO per diluted share, and adjusted funds from operations (“AFFO”) and AFFO per diluted share, which are non-GAAP financial measures, are helpful to our investors as measures of our operating performance. We compute FFO, as reflected on the attached Supplemental Schedules, in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than we interpret the definition. FFO adjusts for the effect of the gain on property exchange transaction (during 2015) and for the effect of the gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs as well as the gain on the disposition of The Bridgeway (during 2014). AFFO was also computed for the three and twelve month-periods ended December 31, 2015 and 2014, as reflected on the Supplemental Schedules and discussed herein, and includes the adjustments made to FFO, as mentioned above, as well as for transaction costs related to acquisitions. FFO/AFFO do not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income determined in accordance with GAAP. In addition, FFO/AFFO should not be used as: (i) an indication of our financial performance determined in accordance with GAAP; (ii) an alternative to cash flow from operating activities determined in accordance with GAAP; (iii) a measure of our liquidity, or; (iv) an indicator of funds available for our cash needs, including our ability to make cash distributions to shareholders. A reconciliation of our reported net income to FFO/AFFO is reflected on the Supplemental Schedules included below.

To obtain a complete understanding of our financial performance these measures should be examined in connection with net income, determined in accordance with GAAP, as presented in the condensed consolidated financial statements and notes thereto in this report or in our other filings with the Securities and Exchange Commission including our Report on Form 10-K for the year ended December 31, 2014. Since the items included or excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be alternatives to net income as a measure of our operating performance or profitability. Since these measures, as presented, are not determined in accordance with GAAP and are thus susceptible to varying calculations, they may not be comparable to other similarly titled measures of other companies. Investors are encouraged to use GAAP measures when evaluating our financial performance.

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Universal Health Realty Income Trust

Consolidated Statements of Income

For the Three and Twelve Months Ended December 31, 2015 and 2014

(amounts in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenues:
Base rental - UHS facilities	$4,039	$3,907	$15,955	$15,601
Base rental - Non-related parties	8,719	8,880	35,157	31,386
Bonus rental - UHS facilities	1,112	1,078	4,565	4,607
Tenant reimbursements and other - Non-related parties	1,967	1,905	7,490	7,490
Tenant reimbursements and other - UHS facilities	176	153	783	702
	16,013	15,923	63,950	59,786
Expenses:
Depreciation and amortization	5,291	6,030	22,108	20,885
Advisory fees to UHS	743	662	2,810	2,545
Other operating expenses	4,231	4,353	18,152	16,882
Transaction costs	39	126	243	427
	10,304	11,171	43,313	40,739
Income before equity in income of unconsolidated limited liability companies ("LLCs"), interest expense and gains	5,709	4,752	20,637	19,047
Equity in income of unconsolidated LLCs	710	657	2,536	2,428
Gain on property exchange	-	-	8,742	-
Gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs	-	-	-	25,409
Gain on divestiture of real property	-	13,043	-	13,043
Interest expense, net	(2,067)	(2,224)	(8,224)	(8,376)
Net income	$4,352	$16,228	$23,691	$51,551
Basic earnings per share	$0.33	$1.24	$1.78	$3.99
Diluted earnings per share	$0.33	$1.24	$1.78	$3.99

Weighted average number of shares outstanding - Basic	13,306	13,046	13,293	12,927
Weighted average number of share equivalents	6	8	8	7
Weighted average number of shares and equivalents outstanding - Diluted	13,312	13,054	13,301	12,934

Universal Health Realty Income Trust

Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”)

For the three months ended December 31, 2015 and 2014

(in thousands, except per share amounts)

(unaudited)

Calculation of Adjusted Net Income

	Three Months Ended		Three Months Ended
	December 31, 2015		December 31, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$4,352	$0.33	$16,228	$1.24
Adjustments:
Less: Gain on divestiture of real property	-	-	(13,043)	(1.00)
Transaction costs	39	0.00	126	0.01
Subtotal adjustments to net income	39	0.00	(12,917)	(0.99)
Adjusted net income	$4,391	$0.33	$3,311	$0.25

Calculation of Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”)

	Three Months Ended		Three Months Ended
	December 31, 2015		December 31, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$4,352	$0.33	$16,228	$1.24
Plus: Depreciation and amortization expense:
Consolidated investments	5,190	0.39	5,928	0.46
Unconsolidated affiliates	429	0.03	409	0.03
Less: Gain on divestiture of real property	-	-	(13,043)	(1.00)
FFO	9,971	0.75	9,522	0.73
Transaction costs	39	0.00	126	0.01
AFFO	$10,010	$0.75	$9,648	$0.74

Dividend paid per share		$0.645		$0.635

Universal Health Realty Income Trust

Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”)

For the twelve months ended December 31, 2015 and 2014

(in thousands, except per share amounts)

(unaudited)

Calculation of Adjusted Net Income

	Twelve Months Ended		Twelve Months Ended
	December 31, 2015		December 31, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$23,691	$1.78	$51,551	$3.99
Adjustments:
Less: Gain on property exchange	(8,742)	(0.66)	-	-
Gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs	-	-	(25,409)	(1.96)
Gain on divestiture of real property	-	-	(13,043)	(1.01)
Transaction costs	243	0.02	427	0.03
Subtotal adjustments to net income	(8,499)	(0.64)	(38,025)	(2.94)
Adjusted net income	$15,192	$1.14	$13,526	$1.05

Calculation of Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”)

	Twelve Months Ended		Twelve Months Ended
	December 31, 2015		December 31, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income	$23,691	$1.78	$51,551	$3.99
Plus: Depreciation and amortization expense:
Consolidated investments	21,710	1.63	20,548	1.58
Unconsolidated affiliates	1,690	0.13	2,290	0.18
Less: Gain on property exchange	(8,742)	(0.66)	-	-
Gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs	-	-	(25,409)	(1.96)
Gain on divestiture of real property	-	-	(13,043)	(1.01)
FFO	38,349	2.88	35,937	2.78
Transaction costs	243	0.02	427	0.03
AFFO	$38,592	$2.90	$36,364	$2.81

Dividend paid per share		$2.560		$2.520

Universal Health Realty Income Trust

Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	December 31,	December 31,
	2015	2014
Assets:
Real Estate Investments:
Buildings and improvements	$469,933	$451,005
Accumulated depreciation	(121,161)	(106,480)
	348,772	344,525
Land	41,724	35,584
Net Real Estate Investments	390,496	380,109
Investments in and advances to limited liability companies ("LLCs")	31,597	8,605
Other Assets:
Cash and cash equivalents	3,894	3,861
Base and bonus rent receivable from UHS	2,116	2,086
Rent receivable - other	4,292	4,219
Intangible assets (net of accumulated amortization of $25.1 million and $19.7 million at December 31, 2015 and December 31, 2014, respectively)	19,757	23,123
Deferred charges and other assets, net	6,749	6,863
Total Assets	$458,901	$428,866
Liabilities:
Line of credit borrowings	$142,150	$89,750
Mortgage and other notes payable, non-recourse to us (including net debt premium of $298 and $523 at December 31, 2015 and December 31, 2014, respectively)	110,554	123,405
Accrued interest	504	545
Accrued expenses and other liabilities	6,807	8,522
Tenant reserves, escrows, deposits and prepaid rents	3,844	2,063
Total Liabilities	263,859	224,285
Equity:
Preferred shares of beneficial interest, $.01 par value; 5,000,000 shares authorized; none issued and outstanding	-	-
Common shares, $.01 par value; 95,000,000 shares authorized; issued and outstanding: 2015 - 13,327,020; 2014 - 13,301,204	133	133
Capital in excess of par value	241,700	240,835
Cumulative net income	555,286	531,595
Cumulative dividends	(601,983)	(567,894)
Accumulated other comprehensive loss	(94)	(88)
Total Equity	195,042	204,581
Total Liabilities and Equity	$458,901	$428,866